As filed with the Securities and Exchange Commission on November 23, 2010

Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

IMMUNOGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	04-2726691
(State of Incorporation)	(I.R.S. Employer Identification Number)

830 Winter Street

Waltham, Massachusetts 02451

(781) 895-0600

(Address of Principal Executive Offices)

IMMUNOGEN, INC.
2006 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

(Full Title of the Plan)

Craig Barrows

Vice President, General Counsel and Secretary
ImmunoGen, Inc.
830 Winter Street
Waltham, Massachusetts 02451
(781) 895-0600

(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock	4,356,408	$7.70	$33,544,342	$2,391.72

(1)                                  In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement also covers an indeterminate number of additional shares of common stock to be offered or sold as a result of the anti-dilution provisions of the employee benefit plan described herein, including to prevent dilution resulting from any reorganization, recapitalization, reclassification, stock dividend, stock split or other similar change.

(2)                                  Calculated in accordance with Rule 457(c) and (h) under the Securities Act solely for the purpose of determining the amount of the registration fee, based on the average of the high and low prices on the NASDAQ Global Market on November 16, 2010.

EXPLANATORY NOTE

This registration statement is being filed solely for the purpose of registering 4,356,408 additional shares of common stock, par value $.01 per share (the “Common Stock”), of ImmunoGen, Inc. (the “Company”) to be offered to participants under the Company’s 2006 Employee, Director and Consultant Equity Incentive Plan (the “2006 Plan”), originally adopted in 2006.  The maximum number of shares of Common Stock reserved and available for issuance under the 2006 Plan includes 2,500,000 shares, which were previously registered with the Securities and Exchange Commission (the “Commission”) on Form S-8 (File No. 333-138713) filed on November 15, 2006 (the “2006 Registration Statement”), an additional 2,000,000 shares which the Company’s shareholders authorized for issuance under the 2006 Plan on November 12, 2008, which were previously registered with the Commission on Form S-8 (File No. 333-155540) filed on November 21, 2008 (the “2008 Registration Statement”), and an additional 4,000,000 shares which the Company’s shareholders authorized for issuance under the 2006 Plan on November 16, 2010 (which shares are included in this registration statement), plus the number of shares underlying any grants previously made under the Company’s Restated Stock Option Plan (the “Restated Stock Option Plan”) that are forfeited, canceled or are terminated (other than by exercise) from and after November 11, 2006.  An aggregate of 996,689 additional shares have been included in the shares reserved for issuance under the 2006 Plan as a result of the forfeiture, cancellation or termination (other than by exercise), during the period between November 11, 2006 and October 31, 2008, of grants previously made under the Restated Stock Option Plan, of which 811,245 shares were previously registered with the Commission on Form S-8 (File No. 333-147738) filed with the Commission on November 30, 2007, and 185,444 shares were previously registered with the Commission on the 2008 Registration Statement.  An aggregate of 356,408 additional shares have been included in the shares reserved for issuance under the 2006 Plan as a result of the forfeiture, cancellation or termination (other than by exercise), during the period between November 1, 2008 and October 31, 2010, of grants previously made under the Restated Stock Option Plan, which shares are included in this registration statement.

Pursuant to General Instruction E of Form S-8, the contents of the 2006 Registration Statement are incorporated herein by reference, except as otherwise noted below.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

The following documents are incorporated herein by reference:

(a)                                  The Company’s annual report on Form 10-K for the fiscal year ended June 30, 2010, filed with the Commission on August 27, 2010;

(b)                                 The Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010, filed with the Commission on October 29, 2010;

(c)                                  The Company’s current reports on Form 8-K filed with the Commission on July 7, September 24 and November 18, 2010; and

(d)                                 The description of the Company’s common stock contained in the Company’s registration statement on Form 8-A, filed with the Commission on September 25, 1989, as amended by Amendment No. 1 thereto, filed with the Commission on November 15, 1989, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendment thereto or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

Craig Barrows, Vice President, General Counsel and Secretary of the Company, has given his opinion on the validity of the Common Stock offered under this registration statement.  Mr. Barrows beneficially owns 71,934 shares of common stock of the Company, of which 3,300 shares are owned by Mr. Barrows individually, 2,800 shares are owned jointly by Mr. Barrows and his spouse, and 65,834 shares may be acquired by Mr. Barrows within 60 days of November 23, 2010 through the exercise of stock options.

ITEM 8.  EXHIBITS.

Exhibit	Description

4.1

Restated Articles of Organization (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010, filed with the Commission on April 30, 2010).

4.2	By-laws, as amended through April 4, 2007 (incorporated herein by reference to Exhibit 3.1 of the Company’s current report on Form 8-K, filed with the Commission on April 6, 2007).

4.3	Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.2 of the Company’s registration statement on Form S-1 (File No. 33-31219)).

4.6

ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan, as amended and restated through November 16, 2010 (incorporated herein by reference to Exhibit 10.2 of the Company’s current report on Form 8-K, filed with the Commission on November 18, 2010).

5.1*	Opinion of General Counsel.

23.1*	Consent of Ernst & Young LLP.

23.2	Consent of General Counsel (contained in the opinion filed as Exhibit 5.1 to this registration statement).

24.1	Power of Attorney (included in signature page to this registration statement).

99.1

Form of Incentive Stock Option Agreement under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.2 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.2

Form of Non-Qualified Stock Option Agreement under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.3 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.3

Form of Incentive Stock Option Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.4 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.4

Form of Non-Qualified Stock Option Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.5 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.5

Form of Non-Qualified Stock Option Agreement for Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010, filed with the Commission on October 29, 2010).

99.6

Form of Restricted Stock Agreement for Non-Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.7 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.7

Form of Restricted Stock Agreement for Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.8 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.8

Form of Restricted Stock Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.9 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.9

Form of Deferred Stock Unit Award Agreement for Non-Employee Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010, filed with the Commission on October 29, 2010).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Waltham, the Commonwealth of Massachusetts on this 23rd day of November, 2010.

IMMUNOGEN, INC.

By:	/s/ Daniel M. Junius
Daniel M. Junius
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Daniel M. Junius and Gregory D. Perry his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her or in his or her  name, place and stead, in any and all capacities to sign any and all amendments or post-effective amendments to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel M. Junius	President, Chief Executive Officer and Director	November 23, 2010
Daniel M. Junius	(Principal Executive Officer)

/s/ Gregory D. Perry	Senior Vice President, Chief Financial Officer,	November 23, 2010
Gregory D. Perry	and Treasurer (Principal Financial and Accounting Officer)

/s/ David W. Carter	Director	November 23, 2010
David W. Carter

/s/ Stephen C. McCluski	Chairman of the Board of Directors	November 23, 2010
Stephen C. McCluski

/s/ Nicole Onetto	Director	November 23, 2010
Nicole Onetto

/s/ Howard H. Pien	Director	November 23, 2010
Howard H. Pien

/s/ Mitchel Sayare	Director	November 23, 2010
Mitchel Sayare

/s/ Mark Skaletsky	Director	November 23, 2010
Mark Skaletsky

/s/ Joseph J. Villafranca	Director	November 23, 2010
Joseph J. Villafranca

/s/ Richard J. Wallace	Director	November 23, 2010
Richard J. Wallace

EXHIBIT INDEX

Exhibit	Description

4.1

Restated Articles of Organization (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010, filed with the Commission on April 30, 2010).

4.2	By-laws, as amended through April 4, 2007 (incorporated herein by reference to Exhibit 3.1 of the Company’s current report on Form 8-K, filed with the Commission on April 6, 2007).

4.3	Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.2 of the Company’s registration statement on Form S-1 (File No. 33-31219)).

4.6

ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan, as amended and restated through November 16, 2010 (incorporated herein by reference to Exhibit 10.2 of the Company’s current report on Form 8-K, filed with the Commission on November 18, 2010).

5.1*	Opinion of General Counsel.

23.1*	Consent of Ernst & Young LLP.

23.2	Consent of General Counsel (contained in the opinion filed as Exhibit 5.1 to this registration statement).

24.1	Power of Attorney (included in signature page to this registration statement).

99.1

Form of Incentive Stock Option Agreement under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.2 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.2

Form of Non-Qualified Stock Option Agreement under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.3 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.3

Form of Incentive Stock Option Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.4 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.4

Form of Non-Qualified Stock Option Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.5 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.5

Form of Non-Qualified Stock Option Agreement for Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010, filed with the Commission on October 29, 2010).

99.6

Form of Restricted Stock Agreement for Non-Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.7 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.7

Form of Restricted Stock Agreement for Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.8 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.8

Form of Restricted Stock Agreement for Executives under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 99.9 of the Company’s registration statement on Form S-8 (File No. 333-138713)).

99.9

Form of Deferred Stock Unit Award Agreement for Non-Employee Directors under the 2006 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2010, filed with the Commission on October 29, 2010).

*Filed herewith